UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14C
(RULE 14c-101)

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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Mutual Fund Series Trust
(Name of Registrant as Specified in Its Charter)

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☐	Fee computed on table in exhibit required by Item 25(b) of Schedule 14A (17 CFR 240.14a-101) per Item 1 of this Schedule and Exchange Act Rules 14c-5(g) and 0-11

Catalyst/Millburn Dynamic Commodity Strategy Fund

Catalyst/Millburn Hedge Strategy Fund

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

866-447-4228

Dear Shareholder:

The enclosed document is purely for informational purposes. You are not being asked to vote or take action on any matter. The document relates to the re-appointment of an investment sub-adviser for the Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund (each a “Fund” and collectively, the “Funds”). The Funds are series of Mutual Fund Series Trust (the “Trust”).

Millburn Ridgefield LLC (f/k/a Millburn Ridgefield Corporation) (“Millburn”) has served as investment sub-adviser to the Catalyst/Millburn Dynamic Commodity Strategy Fund since June 2021, and the Catalyst/Millburn Hedge Strategy Fund since December 2015. Subject to the oversight and approval of Catalyst Capital Advisors LLC, Millburn is primarily responsible for the day-to-day management of the Funds’ assets. In addition, Millburn is responsible for maintaining certain transaction and compliance related records of each Fund.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), a transaction that results in a “change in control” of an investment adviser, or in this case, an investment sub-adviser, causes the sub-advisory agreement to be “assigned,” which results in the automatic termination of the sub-advisory agreement as required by the 1940 Act. On February 27, 2025, approximately 8% of Millburn was sold to employees of Millburn, resulting in dilution of the then-owners of Millburn (the “Transaction”). As a result of the Transaction, two owners of Millburn, Harvey Beker and the Crapple Marital Trust, each had their ownership interests in Millburn reduced from 26.44% to 24.32%, below the 25% control ownership threshold.

Although the Millburn personnel who service the Funds and the sub-advisory services that Millburn provides have not changed, the Trust has determined that the Transaction resulted in a change of control of Millburn within the meaning of the 1940 Act. At a meeting held on May 8, 9 and 28, 2024, the Board of Trustees of the Trust approved new sub-advisory agreements by and between the Funds’ investment adviser, Catalyst Capital Advisors LLC, and Millburn. The new sub-advisory agreements include a provision that requires Millburn to assist Catalyst Capital Advisors LLC with certain compliance duties related to trade errors, but are substantially similar to the previous agreements in all other respects. The Board of Trustees is providing this Information Statement to the Funds’ shareholders. The Catalyst/Millburn Dynamic Commodity Strategy Fund ceased operations on March 24, 2025, and as a result, has no shareholders remaining as of the date of this Information Statement.

As always, please feel free to contact the Funds at 866-447-4228 with any questions you may have.

Sincerely,

Michael Schoonover

President, Mutual Fund Series Trust

Catalyst/Millburn Dynamic Commodity Strategy Fund

Catalyst/Millburn Hedge Strategy Fund

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

866-447-4228

INFORMATION STATEMENT

This Information Statement is being provided to the shareholders of the Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund (each a “Fund” and collectively, the “Funds”), each a series of Mutual Fund Series Trust (the “Trust”).1 This Information Statement is in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust received from the U.S. Securities and Exchange Commission (the “SEC”) on January 13, 2014 (the “Order”). The Order permits the Funds’ investment adviser, Catalyst Capital Advisors LLC (“Catalyst”), to hire or replace investment sub-advisers and to make changes to existing sub-advisory agreements with the approval of the Board of Trustees of the Trust (the “Board”), without obtaining shareholder approval. The Order requires that each sub-adviser be an “investment adviser” as defined in Section 2(a)(20)(B) of the Investment Company Act of 1940, as amended (the “1940 Act”), and registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), or not subject to such registration. Under the conditions of the Order, the Board must provide notice to shareholders within ninety (90) days of hiring a new sub-adviser or implementing any material change to a sub-advisory agreement. The Trust may rely on the Order provided the Funds are managed by Catalyst (or any entity controlling, controlled by or under common control with Catalyst) and comply with the terms and conditions set forth in the application for the Order.

At a meeting held on May 8, 9 and 28, 2024 (the “Meeting”), the Board, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), considered and approved new sub-advisory agreements, with respect to each Fund (each, a “Sub-Advisory Agreement” and together, the “Sub-Advisory Agreements”) (in substantially the form attached hereto as Appendix A) by and between Catalyst and Millburn Ridgefield LLC (f/k/a Millburn Ridgefield Corporation) (“Millburn”) under which Millburn continues to serve as the sole sub-adviser to the Funds. The Sub-Advisory Agreements became effective February 27, 2025 when the change in control of Millburn became effective. The Millburn personnel who service the Funds, and the sub-advisory services that Millburn provides to the Funds, have not changed as a result of the change of control.

This Information Statement is being supplied to the Funds’ shareholders to fulfill the notice requirement of the Order, and a notice regarding the website availability of this Information Statement will be mailed on or about May 5, 2025 to the Funds’ shareholders of record as of April 11, 2025 (the “Record Date”). This Information Statement describes the Sub-Advisory

1 The Catalyst/Millburn Dynamic Commodity Strategy Fund ceased operations on March 24, 2025, and as a result, has no shareholders remaining as of the date of this Information Statement.

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Agreements. As of the Record Date, the following number of shares were issued and outstanding for each Fund:

	Catalyst/Millburn Dynamic Commodity Strategy Fund	Catalyst/Millburn Hedge Strategy Fund
Class A	n/a	14,362,710.1320
Class C	n/a	10,391,525.5070
Class C-1	n/a	1,181,385.1220
Class I	n/a	188,132,983.8150
TOTAL	n/a	214,068,604.5760

As there will be no vote taken, no shares are entitled to vote on the matters discussed in this Information Statement.

The Trust will furnish, without charge, a copy of the Funds’ most recent annual and semi-annual financial statements and schedules, to any shareholder upon request. To obtain a Fund’s annual or semi-annual financial statements, please contact the Fund by writing to 225 Pictoria Dr., Suite 450, Cincinnati, OH 45246, calling 866-447-4228 or visiting www.catalystmf.com.

NO SHAREHOLDER VOTE WILL BE TAKEN WITH RESPECT TO THE MATTER DESCRIBED IN THIS INFORMATION STATEMENT. THE TRUST IS NOT ASKING YOU FOR A PROXY, AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

The Sub-Advisory Agreements

At the Meeting, the Board approved the re-appointment of Millburn as sub-adviser to the Funds pursuant to the Sub-Advisory Agreements by and between Catalyst and Millburn. Under the terms of the investment advisory agreement between the Trust and Catalyst, on behalf of the Funds, Catalyst is entitled to receive an annual contractual advisory fee, as a percentage of each Fund’s average net assets, as reflected below:

Catalyst/Millburn Dynamic Commodity Strategy Fund	Catalyst/Millburn Hedge Strategy Fund
1.75%	1.75%

Under the terms of the Sub-Advisory Agreement with respect to Catalyst/Millburn Dynamic Commodity Strategy Fund, the Fund will pay to Millburn as full compensation for the services provided and expenses borne pursuant to the agreement a fee equal to fifty percent (50%) of the net advisory fees. Under the terms of the Sub-Advisory Agreement with respect to Catalyst/Millburn Hedge Strategy Fund, the Fund will pay to Millburn as full compensation for the services provided and expenses borne pursuant to the agreement a fee equal to fifty percent (50%) of the net advisory fees except that, for any investments made in the Fund by Millburn or its employees or affiliates, the Fund will pay to Millburn one hundred percent (100%) of the net advisory fees. There will be no increase in total fees paid by either Fund in connection with the new Sub-Advisory Agreements. For such compensation, Millburn will, at its expense,

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continuously furnish investment programs for the Funds, make investment decisions on behalf of the Funds, and place orders for the purchase and sale of portfolio securities and other investments, subject to each Fund's investment objectives, policies, and restrictions and such other policies as the Board determines.

Each Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of a Fund with respect to that Fund. The Sub-Advisory Agreements will automatically terminate on assignment. In addition, the Sub-Advisory Agreements can be terminated without the payment of any penalty by the Board, Catalyst, or vote of a majority of the outstanding shares of a Fund with respect to that Fund, on 60 days' notice to Millburn. The Sub-Advisory Agreements can be terminated by Millburn without the payment of any penalty on 90 days’ notice to Catalyst and the Trust.

Each Sub-Advisory Agreement provides that neither Millburn nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by either Fund in connection with the matters to which the Sub-Advisory Agreements relate except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of duties or from reckless disregard of obligations and duties under the Sub-Advisory Agreements.

The Sub-Advisory Agreements are attached in Appendix A. You should read the Sub-Advisory Agreements in their entirety. The description in this Information Statement of the Sub-Advisory Agreements is only a summary.

Information Concerning Millburn

Millburn is a Delaware limited liability company headquartered at 55 West 46th Street, 31st Floor, New York, NY 10036. Millburn is an alternative investment manager with roots dating back to 1971. Throughout its history, Millburn has continually developed new quantitative techniques and approaches that have sought more potent ways to capitalize on inefficiencies in global markets. Millburn had approximately $11.42 billion of assets under management as of February 1, 2025. On February 27, 2025, approximately 8% of Millburn was sold to employees of Millburn, resulting in dilution of the then-owners of Millburn (the “Transaction”). As a result of the Transaction, two owners of Millburn, Harvey Beker and the Crapple Marital Trust, each had their ownership interests in Millburn reduced from 26.44% to 24.32%, below the 25% control ownership threshold.

The names, titles, addresses, and principal occupations of certain principal executive officers and directors of Millburn are as follows:

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Name and Address*	Title and Principal Occupation
Harvey Beker	Chairman
Gregg R. Buckbinder	President and Chief Operating Officer
Steven M. Felsenthal	General Counsel and Chief Compliance Officer
Mark B. Fitzsimmons	Senior Vice President
Ilon Wu	Chief Financial Officer
Barry Goodman	Co-Chief Executive Officer
Grant N. Smith	Co-Chief Executive Officer

* c/o Millburn Ridgefield LLC, 55 West 46th Street, 31st Floor, New York, NY 10036.

Evaluation by the Board of Trustees

The Board’s determination to approve the Sub-Advisory Agreements followed the Board’s consideration of various factors and review of written materials provided by Millburn. The Board’s deliberations and the information on which their conclusions were based are summarized below.

In connection with their deliberations regarding approval of the Sub-Advisory Agreements, the Board reviewed Millburn’s responses to a series of questions regarding, among other things, investment performance, Millburn’s quality of services, comparative fee and expense information, and an estimate of Millburn’s profitability from managing each Fund.

Nature, Extent and Quality of Services. The Board discussed the changes to the portfolio management team servicing the Funds. The Board recognized that Millburn provided extensive research and analysis, used a wide array of technology, and provided trade order entry services to the Funds. The Board noted that Millburn provided cybersecurity training and continued efforts into improving its cybersecurity protocols. The Board discussed Millburn’s revised policies regarding best execution and selection of broker-dealers. The Board discussed Catalyst’s satisfaction with the nature, extent and quality of services provided by Millburn. The Board acknowledged that Millburn reported no material compliance issues or material litigation. The Board concluded that Millburn could be expected to continue providing quality services to the Funds.

Performance. The Board reviewed the performance of each Fund relative to its benchmarks and recalled its discussions regarding performance earlier in the Meeting.

Catalyst/Millburn Dynamic Commodity Strategy Fund—The Board observed that the Fund outperformed the Bloomberg Commodity Index but underperformed its peer group average, Morningstar Systematic Trend category and Morningstar Commodity Broad Basket category for the 1-year period. The Board noted that the Fund underperformed its peer group, benchmark index and Commodities Broad Basket Morningstar category for all other periods. The Board recognized that the Fund changed sub-advisors and investment strategy in 2021 so not all time periods were equally relevant to assessing the Fund. The Board concluded that the sub-advisor should be afforded additional time to demonstrate the efficacy of the strategy.

Catalyst/Millburn Hedge Strategy Fund—The Board noted that the Fund outperformed its peer group average, Macro Trading Morningstar Category and BofA US 3-Month Treasury Bill

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TR Index over all time periods. The Board recognized that the Fund underperformed the Multi-strategy Morningstar category for the 1-year period, Systematic Trend Morningstar category for the 5-year period and Credit Suisse MF Hedge Fund Index for 3-year and 5-year periods. The Board commented that the Fund trailed the benchmark S&P 500 index for all periods but noted that the investment strategy was not designed to track the S&P 500’s performance in times of strong markets.

After discussion, the Board concluded that the performance of each Fund was acceptable.

Fees and Expenses. The Board discussed that Catalyst charged an advisory fee of 1.75% for each of the Funds and that Millburn received 50% of the net advisory fee except for any investments made in Catalyst/Millburn Hedge Strategy Fund by Millburn or its employees or affiliates, in which case 100% of the net advisory fee was paid to Millburn. After further discussion, the Board concluded that the sub-advisory fee charged with respect to each of the Funds and the allocation of fees between Catalyst and Millburn was not unreasonable.

Profitability. The Board reviewed the profitability analysis provided by Millburn, noting that Millburn sub-advised Catalyst/Millburn Dynamic Commodity Strategy Fund at a loss and Catalyst/Millburn Hedge Strategy Fund at a reasonable profit. The Board concluded that excessive profitability for the Funds was not an issue with respect to Millburn at this time.

Economies of Scale. The Board considered whether either of the Funds had reached the size that Millburn benefited from economies of scale. The Board acknowledged economies of scale was an issue primarily considered by the Board when evaluating the advisory agreement. The Board agreed it was unlikely that Millburn benefitted from any meaningful economies of scale at current asset levels.

Conclusion. Having requested and received such information from Millburn as the Board believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreements, and as assisted by the advice and guidance of counsel, the Board determined that approval of the Sub-Advisory Agreements was in the best interests of each Fund and its shareholders.

In connection with the approval of the Sub-Advisory Agreements, the Board also approved the sub-advisory agreement for CHCSF Fund Limited and CMHSF Fund Limited, the wholly owned subsidiary of Catalyst/Millburn Dynamic Commodity Strategy Fund and Catalyst/Millburn Hedge Strategy Fund, respectively.

On January 7, 2025, subsequent to the Board’s deliberations on the Sub-Advisory Agreements, the Board determined to liquidate Catalyst/Millburn Dynamic Commodity Strategy Fund.

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OTHER INFORMATION

OPERATION OF THE FUND

The Funds are each a diversified series of the Trust. The Trust is an open-end investment management company organized as an Ohio business trust and formed by an Agreement and Declaration of Trust on February 27, 2006. The Trust's principal executive offices are located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022. The Board supervises the business activities of the Funds. Like other mutual funds, the Funds retain various organizations to perform specialized services. Northern Lights Distributors, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, serves as the national distributor of the Funds. Ultimus Fund Solutions, LLC, located at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022 provides the Funds with transfer agent, accounting and certain fund administrative services. MFund Services LLC, located at 36 North New York Avenue, Huntington, NY 11743, provides the Trust with various management and legal administrative services.

SECURITY OWNERSHIP OF MANAGEMENT

AND CERTAIN BENEFICIAL OWNERS

As of the Record Date, the Trustees and officers as a group beneficially owned less than 1% of any class of shares of any Fund.

As of the Record Date, there were no record owners of the Catalyst/Millburn Dynamic Commodity Strategy Fund. The record owners of more than 5% of any outstanding class of shares of the Catalyst/Millburn Hedge Strategy Fund are listed in the following tables.

Class A Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	2,422,199.5280	16.86%
LPL Financial/A/C 1000-0005 4707 Executive Drive San Diego, CA 92121-3091	1,735,446.1420	12.08%
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	1,604,511.2610	11.17%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,065,980.5560	7.42%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,534,206.9200	10.68%

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Raymond James/Omnibus for Mutual Funds House Account Firm 92500015 Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	1,362,026.2430	9.48%

Class C Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
LPL Financial 4707 Executive Drive San Diego CA 92121	2,533,039.8730	24.38%
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	1,620,298.6060	15.59%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	1,465,753.4110	14.01%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	982,148.9830	9.45%

Class I Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	46,470,056.5000	24.70%
Morgan Stanley Smith Barney LLC 1 New York Plaza, 12th FL New York, NY 10004	36,049,674.9410	19.16%
LPL Financial 4707 Executive Drive San Diego, CA 92121	19,668,128.9010	10.45%
UBS WM USA 1000 Harbor Boulevard Weehawken, NJ 07086	15,540,477.5130	8.26%
Charles Schwab & Co. Inc. 211 Main Street San Francisco, CA 94105	10,253,688.8830	5.45%
Raymond James Attn: Courtney Waller 880 Carillon Parkway Saint Petersburg, FL 33716	10,658,999.2350	5.67%

Class C-1 Shares

Name and Address of Beneficial or Record Owner	Number of Record and Beneficial (Shares)	Percent (%) of Class
Merrill Lynch 4800 Deer Lake Drive East Jacksonville, FL 32246	779,619.9950	65.99%*

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Wells Fargo Clearing Services LLC/Special Custody Account for the Exclusive Benefit of Customer 2801 Market St Saint Louis, MO 63103	395,381.0940	33.47%

*May be deemed to control Class C-1 shares of the Fund because it holds more than 25% of outstanding Class I Shares.

SHAREHOLDER MEETINGS

The Trust is not required to hold annual meetings of shareholders, and therefore it cannot be determined when the next meeting of shareholders will be held. Shareholder proposals to be presented at any future meeting of shareholders of the Trust must be received by the Trust within a reasonable time before the Trust’s solicitation of proxies for that meeting in order for such proposals to be considered for inclusion in the proxy materials related to that meeting.

DELIVERY OF DOCUMENTS

If you and another shareholder share the same address, the Trust may only send one Information Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Information Statement and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate information statement in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 866-447-4228, or write the Trust at 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

BY ORDER OF THE BOARD OF TRUSTEES

Michael Schoonover, President

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Appendix A

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (“Agreement”), dated as of February 27, 2025 between MUTUAL FUND SERIES TRUST, an Ohio business trust (the "Trust"), CATALYST CAPITAL ADVISORS LLC, a New York limited liability corporation (the "Adviser"), and MILLBURN RIDGEFIELD LLC, a Delaware corporation (the “Sub-Adviser”).

WHEREAS, the Adviser acts as an investment adviser to multiple series of the Trust, pursuant to a management agreement dated as of July 31, 2006, as amended (the "Advisory Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that the Adviser has full legal authority to engage unaffiliated investment advisers as sub-advisers to provide investment advisory services to accounts and or assets designated for the Adviser’s oversight by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission (the “SEC”) as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”);

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Catalyst/Millburn Hedge Strategy Fund (the “Fund”), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2. Sub-Adviser's Duties. Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, direct the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund’s investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(A)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased, retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;
(B)	The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;
(C)	The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(D)	The Sub-Adviser shall determine the securities and other financial instruments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other financial instruments, subject to paragraph heading: “Execution of Purchase and Sale Orders” below;

(E)	The Sub-Adviser shall maintain books and records with respect to the securities and other financial instruments transactions of the Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;

(F)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Fund’s securities and other financial instruments transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;

(G)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for securities and other financial instruments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund’s accountant promptly if any price appears to be incorrect;

(H)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser and the Trust to fulfill its obligations under the Trust’s Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund’s holdings;

(I)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under all existing and future securities regulations including, but not limited to, Rule 18f-4 under the 1940 Act;

(J)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

(K)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(L)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, Advisers Act, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust's chief compliance officer an annual written report regarding the Sub-Adviser's compliance program.

3. Custodian. The assets of the Fund shall be held by an independent custodian, not the Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund. A portion of the Sub-Adviser’s trading may be executed in the Fund’s wholly owned subsidiary, CMHSF Fund Limited, as determined by the Adviser with the Sub-Adviser’s consent, and all authority granted herein to the Sub-Adviser with respect to transactions or entering into agreements in connection therewith on behalf of the Fund shall be deemed to include such authority with respect to CMHSF Fund Limited.

4. Risk Acknowledgment. The Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of the Sub-Adviser's overall advisory services to the Fund. Accordingly, the Adviser acknowledges and agrees that the Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Prospectus and the Sub-Adviser’s error in the placement, execution or settlement of a trade for the Fund (“Trade Error”). The parties mutually agree and acknowledge that the determination of what constitutes a Trade Error for purposes of this Agreement shall be made by the Fund.

5. Directions to the Sub-Adviser. The Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to the Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

The Adviser shall periodically provide to the Sub-Adviser a list of the affiliates of the Adviser or the Fund to which investment restrictions apply and will specifically identify in writing (i) all publicly traded companies that issue securities in which the Fund may not invest, together with ticker symbols for all such companies, and (ii) any affiliated brokers and any restrictions that apply to the use of those brokers by the Sub-Adviser.

6. Execution of Purchase and Sale Orders. All transaction costs, including execution costs and the costs of electronic trading and electronic trading platforms, shall be borne by the Fund as a Fund expense. To the extent any such costs are borne by the Sub-Adviser, they shall be reimbursed to the Sub-Adviser by the Fund subject to applicable laws and regulations. In connection with purchases or sales of portfolio securities and other financial instruments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

The Sub-Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Sub-Adviser herein, to enter into agreements and execute any documents (e.g., any derivatives documentation in connection with exchange traded and over-the-counter transactions, as applicable) required to meet the obligations of the Fund with respect to any investments made for the Fund, provided any over-the-counter derivative agreement has been reviewed by legal counsel to the Fund.

7. Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by the Sub-Adviser pursuant to Section 2(E) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request, subject to the right of the Sub-Adviser to retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8. Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes, brokerage commissions and the costs of electronic trading and electronic trading platforms, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9. Compensation of the Sub-Adviser. The Fund will pay to the Sub-Adviser as full compensation for the services provided and expenses borne pursuant to this Agreement a fee equal to fifty percent (50%) of the net advisory fees except that, for any investments made in the Fund by the Sub-Adviser or its employees or affiliates (collectively, the “Millburn Investors”), the Fund will pay to the Sub-Adviser one hundred percent (100%) of the net advisory fees. The Sub-Adviser shall provide the Fund and the Adviser with a list of the Millburn Investors, which may include certain persons that may be associated with the Sub-Adviser but who may not fall within any legal definition of the term “affiliate,” and the Adviser agrees to provide sufficient information to the Sub-Adviser to support the Adviser’s determination of the amount payable. Net advisory fees are defined as advisory fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Adviser. This fee for each month will be determined by the Adviser and paid to the Sub-Adviser during the succeeding month, subject to the Adviser’s approval. Any amounts paid by the Fund to the Sub-Adviser pursuant to this Agreement shall be deducted from the net advisory fee due to the Adviser pursuant to the Advisory Agreement and any expense limitation agreement in effect at the time of payment. To the extent the Adviser is required to waive its entire advisory fee pursuant to any fee waiver and operating expense limitation agreement in effect between the Adviser and the Fund, the Sub-Adviser will pay to the Adviser an amount equal to 50% of Fund expenses paid by the Adviser pursuant to any fee waiver and operating expense limitation agreement in effect between the Adviser and the Fund.

10. Use of Names. The Fund, Adviser and Sub-Adviser acknowledge that all rights to the name “Millburn” belong to the Sub-Adviser. In the event the Sub-Adviser ceases to be the sole sub-adviser to the Fund, the Adviser’s and the Fund’s rights to use the terms “Millburn” or ”Millburn Hedge” in the Fund name shall automatically cease on the 90th day following the termination of this Agreement. The right to use “Millburn” may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon 90 days’ written notice by the Sub-Adviser to the Adviser and the Fund. Nothing contained herein shall impair or diminish in any respect the Adviser’s right to use the names “Catalyst” or “Catalyst Hedge Fund” or the Sub-Adviser’s right to use the names “Millburn” or “Millburn Hedge Fund” in the name of, or in connection with, any other business enterprises with which, respectively the Adviser or Sub-Adviser may become associated. There is no charge to the Fund for the right to use any of these names.

The Adviser agrees to submit copies of all proposed prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Sub-Adviser (other than identifying the Sub-Adviser as sub-adviser to the Fund) to the Sub-Adviser at its principal office, or such other location as the parties mutually agree, for review prior to use. The Sub-Adviser agrees to review such materials by a reasonable deadline. Neither the Adviser, nor the Fund nor any affiliate of the foregoing will use the trademarks, service marks, logos, names or any other proprietary designations of the Sub-Adviser, its subsidiaries and/or affiliates in any advertising or promotional materials without the Sub-Adviser’s prior written approval, which will not be unreasonably withheld. In the event of termination of this Agreement, the Adviser will continue to furnish to the Sub-Adviser copies of any of the above mentioned materials that refer in any way to the Sub-Adviser. The provisions of this paragraph shall survive the termination of this Agreement.

11. Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Prospectus and Trade Errors.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust

(other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

12. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time upon 60 day’s prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board, (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Fund from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by the Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund’s obligation to pay advisory fees to the Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, the Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the advisory services to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

13. Non-Exclusive Services. The Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. The Adviser expressly acknowledges and understands that the Sub-Adviser shall be free to render investment advice to others and that the Sub-Adviser does not make its investment advisory services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other instrument, which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

14. Good Standing. The Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, the Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Each of the Adviser and Sub-Adviser agrees to promptly notify the other: (1) of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, (2) in the event the SEC or other governmental authority has censured it, placed limitations upon its activities, functions or operations, or has commenced proceedings or an investigation that may result in any of these actions or (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

15. Registration as a Commodity Pool; Disclosure. The Adviser acknowledges that it will register as a commodity pool operator with respect to the Fund, and will continue such registration and qualification during the duration of this Agreement. The Adviser acknowledges receipt of Sub-Adviser’s Disclosure Document dated September 1, 2021 and that it received a copy of Parts 2A and 2B of the Sub-Adviser’s Form ADV at least 48 hours prior to entering into this Agreement. The Adviser agrees on behalf of itself and the Fund that the Fund shall qualify as a “qualified eligible person” under Rule 4.7 of the regulations under the Commodity Exchange Act and that the Fund agrees to be so treated as an exempt account.

16. Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the amendment is approved (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or “interested persons” (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the SEC, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund.

17. Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other’s Privacy Notice and Policy. The Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

The Adviser and Sub-Adviser agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and Sub-Adviser, and their respective officers, directors and employees, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings except in connection with providing information about possible federal securities laws violations to the SEC.

18. Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be sent by electronic mail, first class or express mail, or sent courier to the other party at the address specified by such party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

19. Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, the Trust, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. The Trust, Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, the Trust, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

20. Indemnification. Each of the Trust, Adviser and Sub-Adviser agree to defend, indemnify and hold harmless a non-breaching party and each of its respective officers, directors, shareholders, members, employees and/or agents (“Related Persons”) from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from a breaching party’s violation of any of the terms of this Agreement except for such losses as described in Section 11 of this Agreement for which liability may attach. The Trust, Adviser and Sub-Adviser’s obligations under this paragraph shall survive the termination of this Agreement.

21. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22. Force Majeure. In addition, and without limiting any other provision of this Agreement, the Sub-Adviser shall not be liable for (i) force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Adviser or other causes commonly known as “acts of god”, whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Adviser.

23. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25. Binding Effect. Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will operate to bind the party indicated to the foregoing terms.

26. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

27. Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

28. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, shareholders, officers or employees, including those who may also be a trustee, officer, partner or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE “COMMISSION”) IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISER OR SUB-ADVISER OR THIS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalysts Capital Advisors LLC	Millburn Ridgefield LLC
By: /s/ Jerry Szilagyi	By: /s/ Gregg Buckbinder

Name: Jerry Szilagyi	Name: Gregg Buckbinder

Title: Chief Executive Officer	Title: President and COO

Mutual Fund Series Trust
By: /s/ Jennifer Bailey

Name: Jennifer Bailey

Title: Secretary

SUB-ADVISORY AGREEMENT

SUB-ADVISORY AGREEMENT (“Agreement”), dated as of February 27, 2025 among MUTUAL FUND SERIES TRUST, an Ohio business trust (the "Trust"), CATALYST CAPITAL ADVISORS LLC, a New York limited liability company (the "Adviser"), and MILLBURN RIDGEFIELD LLC, a Delaware corporation (the "Sub-Adviser").

WHEREAS, the Adviser acts as an investment adviser to multiple series of the Trust, pursuant to a management agreement dated as of July 31, 2006, as amended (the "Advisory Agreement");

WHEREAS, the Adviser warrants and represents to the Sub-Adviser that the Adviser has full legal authority to engage unaffiliated investment advisers as sub-advisers to provide investment advisory services to accounts and or assets designated for the Adviser's oversight by the Trust;

WHEREAS, the Sub-Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act");

WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

WHEREAS, the Adviser desires to retain the Sub-Adviser to render investment advisory services to the Catalyst/Millburn Dynamic Commodity Strategy Fund (the "Fund"), a series of shares of beneficial interest of the Trust, and the Sub-Adviser is willing to render such services.

NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, the parties hereto agree as follows:

1. Appointment and Status of Sub-Adviser. The Adviser hereby appoints the Sub-Adviser to provide investment advisory services to the Fund for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor of the Adviser and the Trust and shall, unless otherwise expressly provided herein or authorized by the Adviser or the Board of Trustees of the Trust (the “Board”) from time to time, have no authority to act for or represent the Adviser or the Trust in any way or otherwise be deemed an agent of the Adviser or the Trust.

2. Sub-Adviser's Duties. Subject to the general supervision of the Board and the Adviser, the Sub-Adviser shall, employing its discretion, direct the investment operations of the Fund and the composition of the portfolio of securities and investments (including cash) belonging to the Fund, including the purchase, retention and disposition thereof and the execution of agreements relating thereto, in accordance with the Fund's investment objective, policies and restrictions as stated in the Fund's then-current Prospectus and Statement of Additional Information (together, the "Prospectus") and subject to the following understandings:

(M)	The Sub-Adviser shall furnish a continuous investment program for the Fund and determine from time to time what investments or securities will be purchased,

retained or sold by the Fund and what portion of the assets belonging to the Fund will be invested or held uninvested as cash;

(N)	The Sub-Adviser shall use its best judgment in the performance of its duties under this Agreement;
(O)	The Sub-Adviser, in the performance of its duties and obligations under this Agreement for the Fund, shall act in conformity with the Trust's declaration of trust, its by-laws and the Fund's prospectus and with the reasonable instructions and directions of the Board and the Adviser, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations;

(P)	The Sub-Adviser shall determine the securities and other financial instruments to be purchased or sold by the Fund and will place portfolio transactions pursuant to its determinations either directly with the issuer or with any broker and/or dealer in such securities and other financial instruments, subject to paragraph heading: “Execution of Purchase and Sale Orders” below;

(Q)	The Sub-Adviser shall maintain books and records with respect to the securities and other financial instruments transactions of the Fund and shall render to the Adviser and the Board such periodic and special reports as the Adviser or the Board may reasonably request;

(R)	The Sub-Adviser shall provide the Trust's custodian and fund accountant on each business day with information about the Fund’s securities and other financial instruments transactions, and with such other information relating to the Trust as may be required under the terms of the then-current custody agreement between the Trust and the custodian;
(S)	The Sub-Adviser shall respond promptly to any request from the Adviser or the Fund’s fund accountant for assistance in obtaining price sources for securities and other financial instruments held by the Fund or determining a price when a price source is not available, and promptly review the prices used by the Fund’s accountant to determine net asset value and advise the Fund's accountant promptly if any price appears to be incorrect;
(T)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser and the Trust to fulfill its obligations under the Trust's Liquidity Risk Management Program including, but not limited to, review of all liquidity determinations regarding the Fund's holdings;

(U)	The Sub-Adviser shall provide such information and assistance as may be required to enable the Adviser to fulfill its obligations under all existing and future securities regulations including, but not limited to, Rule 18f-4 under the 1940 Act;

(V)	The Sub-Adviser shall be responsible for: (1) directing the manner in which proxies solicited by issuers of securities beneficially owned by the Fund shall be voted and (2) making any elections relative to any mergers, acquisitions, tender offers, bankruptcy proceedings or other type events pertaining to the securities held by the Fund;

(W)	The Sub-Adviser hereby represents that it has adopted a written code of ethics complying with the requirements of rule 17j-1 under the 1940 Act and will provide the Adviser and the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this agreement is in effect, the Sub-Adviser shall provide to the Board a written report that describes any issues arising under the code of ethics since the last report to the Board, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Sub-Adviser has adopted procedures reasonably necessary to prevent access persons (as that term is defined in rule 17j-1) from violating the code;

(X)	The Sub-Adviser agrees to maintain adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state regulations. The Sub-Adviser shall provide to the Trust's chief compliance officer an annual written report regarding the Sub-Adviser's compliance program.

3. Custodian. The assets of the Fund shall be held by an independent custodian, not the Adviser nor Sub-Adviser. The Sub-Adviser is authorized to give instructions to the custodian with respect to all investment decisions regarding the Fund and the custodian is authorized and directed to effect transactions for the Fund and otherwise take such actions as the Sub-Adviser shall reasonably direct in connection with the performance of the Sub-Adviser 's obligations in respect of the Fund. A portion of the Sub-Adviser's trading may be executed in the Fund's wholly owned subsidiary, CHCSF Fund Limited, as determined by the Adviser with the Sub-Adviser's consent, and all authority granted herein to the Sub-Adviser with respect to transactions or entering into agreements in connection therewith on behalf of the Fund shall be deemed to include such authority with respect to CHCSF Fund Limited.

4. Risk Acknowledgment. The Adviser acknowledges that Sub-Adviser does not guarantee the future performance of the Fund or any specific level of performance, nor the success of the Sub-Adviser's overall advisory services to the Fund. Accordingly, the Adviser acknowledges and agrees that Sub-Adviser shall not have any legal or financial responsibility for performance or losses unless directly attributable to the gross negligence or willful misconduct of the Sub-Adviser, including the Sub-Adviser's failure to adhere to any investment policies and restrictions as described in the Prospectus and the Sub-Adviser’s error in the placement, execution or settlement of a trade for the Fund (“Trade Error”). The parties mutually agree and acknowledge that the determination of what constitutes a Trade Error for purposes of this Agreement shall be made by the Fund.

5. Directions to the Sub-Adviser. The Adviser will be responsible for forwarding Adviser and/or Trust directions, notices and instructions to Sub-Adviser, in writing, which shall be effective upon receipt by the Sub-Adviser. The Sub-Adviser shall be fully protected in relying upon any such direction, notice, or instruction until it has been duly advised in writing of changes therein.

The Adviser shall periodically provide to the Sub-Adviser a list of the affiliates of the Adviser or the Fund to which investment restrictions apply and will specifically identify in writing (i) all publicly traded companies that issue securities in which the Fund may not invest, together with ticker symbols for all such companies, and (ii) any affiliated brokers and any restrictions that apply to the use of those brokers by the Sub-Adviser.

6. Execution of Purchase and Sale Orders. All transaction costs, including execution costs and the costs of electronic trading and electronic trading platforms, shall be borne by the Fund as a Fund expense. To the extent any such costs are borne by the Sub-Adviser, they shall be reimbursed to the Sub-Adviser by the Fund subject to applicable laws and regulations. In connection with purchases or sales of portfolio securities and other financial instruments for the account of the Fund, the Sub-Adviser will arrange for the placing of all orders for the purchase and sale of portfolio securities and other financial instruments for the account with brokers or dealers selected by the Sub-Adviser, subject to review of this selection by the Board from time to time. The Sub-Adviser will be responsible for the negotiation and the allocation of principal business and portfolio brokerage. In the selection of such brokers or dealers and the placing of such orders, the Sub-Adviser will at all times seek for the Fund the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer.

The Sub-Adviser should generally seek favorable prices and commission rates that are reasonable in relation to the benefits received. In seeking best qualitative execution, the Sub-Adviser is authorized to select brokers or dealers who also provide brokerage and research services to the Fund and/or the other accounts over which it exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a Fund portfolio transaction that is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the amount of the commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker or dealer. The determination may be viewed in terms of either a particular transaction or the Sub-Adviser's overall responsibilities with respect to the Funds and to accounts over which the Sub-Adviser exercises investment discretion. The Trust and the Sub-Adviser understand and acknowledge that, although the information may be useful to the Fund and the Sub-Adviser, it is not possible to place a dollar value on such information. The Board shall periodically review the commissions paid by the Fund to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Fund. The Sub-Adviser may not give consideration to sales of shares of the Fund as a factor in the selection of brokers and dealers to execute Fund portfolio transactions.

Subject to the provisions of the 1940 Act, and other applicable law, the Sub-Adviser, any of its affiliates or any affiliates of its affiliates may retain compensation in connection with effecting a Fund's portfolio transactions, including transactions effected through others. If any occasion should arise in which the Sub-Adviser gives any advice to clients of the Sub-Adviser concerning the shares of the Fund, the Sub-Adviser will act solely as investment counsel for such client and not in any way on behalf of the Fund. The Sub-Adviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Sub-Adviser may render investment advice, management and other services to others, including other registered investment companies.

The Sub-Adviser is authorized on behalf of the Fund, and consistent with the investment discretion delegated to the Sub-Adviser herein, to enter into agreements and execute any documents (e.g., any derivatives documentation in connection with exchange traded and over-the-counter transactions, as applicable) required to meet the obligations of the Fund with respect to any investments made for the Fund, provided any over-the-counter derivative agreement has been reviewed by legal counsel to the Fund.

7. Books and Records. The Sub-Adviser shall keep the Trust's books and records required to be maintained by the Sub-Adviser pursuant to Section 2(E) of this Agreement. The Sub-Adviser agrees that all records that it maintains for the Trust are the property of the Trust and it will promptly surrender any of such records to the Trust upon the Trust's request, subject to the right of the Sub-Adviser to retain copies of such records. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by the Sub-Adviser with respect to the Trust by Rule 31a-1 under the 1940 Act.

8. Expenses of the Sub-Adviser. During the term of this Agreement, the Sub-Adviser will pay all expenses (including without limitation the compensation of all trustees or officers of the Trust, if any, who are "interested persons" of the Sub-Adviser, as defined in the 1940 Act) incurred by it in connection with its activities under this Agreement other than the cost of securities and investments purchased for the Fund (including taxes, brokerage commissions and the costs of electronic trading and electronic trading platforms, if any). Notwithstanding the foregoing, the Sub-Adviser is not obligated to pay the compensation or expenses of the Trust's Chief Compliance Officer, regardless of whether the Chief Compliance Officer is affiliated with the Sub-Adviser.

9. Compensation of the Sub-Adviser. The Fund will pay to the Sub-Adviser as full compensation for the services provided and expenses borne pursuant to this Agreement a fee equal to fifty percent (50%) of the net advisory fees. Net advisory fees are defined as advisory fees less fee waivers due to the expense caps and any extraordinary expenses related to the management and sponsorship of the Fund, including but not limited to, regulatory, litigation and legal expenses as recorded on the financial statements of the Fund and Adviser. This fee for each month will be determined by the Adviser and paid to the Sub-Adviser during the succeeding month, subject to the Adviser’s approval. Any amounts paid by the Fund to the Sub-Adviser pursuant to this Agreement shall be deducted from the net advisory fee due to the Adviser pursuant to the Advisory Agreement and any expense limitation agreement in effect at the time of payment. To the extent the Advisor is required to waive its entire advisory fee pursuant to any fee waiver and operating expense limitation agreement in effect between the Adviser and the Fund, the Sub-Adviser will pay to the Adviser an amount equal to 50% of Fund expenses paid by the Adviser pursuant to any fee waiver and operating expense limitation agreement in effect between the Adviser and the Fund.

10. Use of Names. The Fund, Adviser and Sub-Adviser acknowledge that all rights to the name "Millburn" belong to the Sub-Adviser. In the event the Sub-Adviser ceases to be the sole sub-adviser to the Fund, the Adviser's and the Fund's rights to use the terms "Millburn" in the Fund name shall automatically cease on the 90th day following the termination of this Agreement. The right to use "Millburn" may also be withdrawn by the Sub-Adviser during the term of the Sub-Advisory Agreement upon 90 days' written notice by the Sub-Adviser to the Adviser and the Fund. Nothing contained herein shall impair or diminish in any respect the Adviser's right to use the name "Catalyst" or the Sub-Adviser's right to use the name "Millburn" in the name of, or in connection with, any other business enterprises with which, respectively the Adviser or Sub-Adviser may become associated. There is no charge to the Fund for the right to use any of these names.

The Adviser agrees to submit copies of all proposed prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Fund or the public that refer in any way to the Sub-Adviser (other than identifying the Sub-Adviser as sub-adviser to the Fund) to the Sub-Adviser at its principal office, or such other location as the parties mutually agree, for review prior to use. The Sub-Adviser agrees to review such materials by a reasonable deadline. Neither the Adviser, nor the Fund nor any affiliate of the foregoing will use the trademarks, service marks, logos, names or any other proprietary designations of the Sub-Adviser, its subsidiaries and/or affiliates in any advertising or promotional materials without the Sub-Adviser's prior written approval, which will not be unreasonably withheld. In the event of termination of this Agreement, the Adviser will continue to furnish to the Sub-Adviser copies of any of the above mentioned materials that refer in any way to the Sub-Adviser. The provisions of this paragraph shall survive the termination of this Agreement.

11. Liability. Neither the Sub-Adviser nor its shareholders, members, officers, directors, employees, agents, control persons or affiliates of any thereof, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement, including the Sub-Adviser’s failure to adhere to any investment policies and restrictions as described in the Prospectus and Trade Errors.

Any person, even though also a director, officer, employee, shareholder, member or agent of the Sub-Adviser, who may be or become an officer, director, trustee, employee or agent of the Trust, shall be deemed, when rendering services to the Trust or acting on any business of the Trust (other than services or business in connection with the Sub-Adviser's duties hereunder), to be rendering such services to or acting solely for the Trust and not as a director, officer, employee, shareholder, member or agent of the Sub-Adviser, or one under the Sub-Adviser's control or direction, even though paid by the Sub-Adviser.

12. Duration and Termination. The term of this Agreement shall begin on the date of this Agreement and shall continue in effect for a period of two (2) years. This Agreement shall continue in effect from year to year thereafter, subject to termination as hereinafter provided, if such continuance is approved at least annually (a) by a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund or by vote of the Board, cast in person at a meeting called for the purpose of voting on such approval, and (b) by vote of a majority of the Trustees of the Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Adviser shall furnish to the Adviser and the Trust, promptly upon their request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

This Agreement may be terminated at any time upon 60 day's prior written notice to the Sub-Adviser, without the payment of any penalty, (i) by vote of the Board , (ii) by the Adviser, (iii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or (iv) in accordance with the terms of any exemptive order obtained by the Trust or the Fund under Section 6(c) of the 1940 Act, exempting the Trust or the Funds from Section 15(a) and Rule 18f-2 under the 1940 Act. The Sub-Adviser may terminate this Agreement at any time, without the payment of any penalty, on at least 90 days' prior written notice to the Adviser and the Trust. Termination of this Agreement and/or the services of the Sub-Adviser will not affect (i) the validity of any action previously taken by the Sub-Adviser under this Agreement; (ii) liabilities or obligations of the parties for transactions initiated before termination of this Agreement; or (iii) the Fund's obligation to pay advisory fees to the Adviser. If this Agreement is terminated by the Adviser or Sub-Adviser, the Sub-Adviser will have no further obligation to take any action subsequent to termination with respect to the Fund except as may be reasonably required pursuant to the notice of termination and in furtherance of its role as a fiduciary in order to facilitate an orderly transition of the advisory services to the Fund. This Agreement will automatically and immediately terminate in the event of its assignment (as defined in the 1940 Act).

13. Non-Exclusive Services. The Sub-Adviser, its officers, employees, and agents, may have or take the same or similar positions in specific investments for their own accounts, or for the accounts of other clients, as the Sub-Adviser does for the Fund. The Adviser expressly acknowledges and understands that the Sub-Adviser shall be free to render investment advice to others and that the Sub-Adviser does not make its investment advisory services available exclusively to the Adviser or the Fund. Nothing in this Agreement shall impose upon the Sub-Adviser any obligation to purchase or sell, or to recommend for purchase or sale, for the Fund any security or other instrument, which the Sub-Adviser, its principals, affiliates or employees, may purchase or sell for their own accounts or for the account of any other client, if in the reasonable opinion of the Sub-Adviser such investment would be unsuitable for the Fund or if the Sub-Adviser determines in the best interest of the Fund such purchase or sale would be impractical.

14. Good Standing. The Adviser and Sub-Adviser hereby warrant and represent that they are each investment advisers in good standing that their respective regulatory filings are current and accurately reflect their advisory operations, and that they are in compliance with applicable state and federal rules and regulations pertaining to investment advisers. In addition, the Adviser and Sub-Adviser further warrant and represent that neither is (nor any of their respective Associated Persons are) subject to any statutory disqualification set forth in Sections 203(e) and 203(f) of the Advisers Act (or any successor Advisers Act sections or rules), nor are they currently the subject of any investigation or proceeding which could result in statutory disqualification. The Adviser and Sub-Adviser acknowledge that their respective obligations to advise the other with respect to these representations shall be continuing and ongoing, and should any representation change for any reason, each warrants to advise the other immediately, together with providing the corresponding pertinent facts and circumstances.

Each of the Adviser and Sub-Adviser agrees to promptly notify the other: (1) of the occurrence of any event that would disqualify it from serving as an investment adviser of an investment company pursuant to Section 9(a) of the 1940 Act or otherwise, (2) in the event the SEC or other governmental authority has censured it, placed limitations upon its activities, functions or operations, or has commenced proceedings or an investigation that may result in any of these actions or (3) upon having a reasonable basis for believing that the Fund has ceased to qualify or might not qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

15. Registration as a Commodity Pool; Disclosure. The Adviser acknowledges that it will register as a commodity pool operator with respect to the Fund, and will continue such registration and qualification during the duration of this Agreement. The Adviser acknowledges receipt of Sub-Adviser's Disclosure Document dated September 1, 2021 and that it received a copy of Parts 2A and 2B of the Sub-Adviser's Form ADV at least 48 hours prior to entering into this Agreement. The Adviser agrees on behalf of itself and the Fund that the Fund shall qualify as a "qualified eligible person" under Rule 4.7 of the regulations under the Commodity Exchange Act and that the Fund agrees to be so treated as an exempt account.

16. Amendment. This Agreement may be amended by mutual consent of the Adviser and the Sub-Adviser, provided the amendment is approved (a) by vote of a majority of the Trustees of the Trust, including Trustees who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such amendment, and (b) if required under then current interpretations of the 1940 Act by the SEC, by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of each Fund affected by such amendment.

17. Privacy Notice/Confidentiality. The Adviser and Sub-Adviser acknowledge prior receipt of the other's Privacy Notice and Policy. The Adviser and Sub-Adviser agree to safeguard all information pertaining to the Fund consistent with the requirements of applicable state and federal privacy statutes pertaining to registered investment advisers.

The Adviser and Sub-Adviser agree to treat all records and other information relating to the Trust and the securities holdings of the Fund as confidential and shall not disclose any such records or information to any other person unless (i) the Board has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and Sub-Adviser, and their respective officers, directors and employees, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings except in connection with providing information about possible federal securities laws violations to the SEC.

18. Notice. Whenever any notice is required or permitted to be given under any provision of this Agreement, such notice shall be in writing, shall be signed by or on behalf of the party giving the notice and shall be sent by electronic mail, first class or express mail, or sent courier to the other party at the address specified by such party by such notice hereunder. Any such notice shall be deemed duly given when delivered at such address.

19. Arbitration. Subject to the conditions and exceptions noted below, and to the extent not inconsistent with applicable law, in the event of any dispute pertaining to this Agreement, the Trust, Sub-Adviser and Adviser agree to submit the dispute to arbitration in accordance with the auspices and rules of the American Arbitration Association ("AAA"), provided that the AAA accepts jurisdiction. The Trust, Sub-Adviser and Adviser understand that such arbitration shall be final and binding, and that by agreeing to arbitration, the Trust, Adviser and Sub-Adviser are waiving their respective rights to seek remedies in court, including the right to a jury trial.

20. Indemnification. Each of the Trust, Adviser and Sub-Adviser agree to defend, indemnify and hold harmless a non-breaching party and each of its respective officers, directors, shareholders, members, employees and/or agents ("Related Persons") from any and all claims, losses, damages, liabilities, costs and/or expenses directly resulting from the others' violation of any of the terms of this Agreement except for such losses as described in Section 11 of this Agreement for which liability may attach. Adviser agrees to defend, indemnify and hold harmless the Sub-Adviser and its officers, directors, shareholders, members, employees and/or agents from any and all claims, losses, damages, liabilities, costs and/or expenses resulting or arising from or with respect to any period of time prior to June 1, 2021. The Trust, Adviser and Sub-Adviser's obligations under this paragraph shall survive the termination of this Agreement.

21. Governing Law. (a) This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflicts of laws principles thereof, and (b) any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretation thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to said 1940 Act. In addition, where the effect of a requirement of the Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

22. Force Majeure. In addition, and without limiting any other provision of this Agreement, the Sub-Adviser shall not be liable for (i) force majeure or other events beyond the control of the Sub-Adviser, including without limitation any failure, default or delay in performance resulting from computer or other electronic or mechanical equipment failure, unauthorized access, theft, operator errors, government restrictions, exchange or market rulings or suspension of trading, strikes, failure of common carrier or utility systems, severe weather or breakdown in communications not reasonably within the control of the Sub-Adviser or other causes commonly known as "acts of god", whether or not any such cause was reasonably foreseeable, or (ii) general market conditions rather than a violation of this Agreement by the Sub-Adviser.

23. Severability. In the event any provision of this Agreement is determined to be void or unenforceable, such determination shall not affect the remainder of this Agreement, which shall continue to be in force.

24. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

25. Binding Effect. Each of the undersigned expressly warrants and represents that he or she has the full power and authority to sign this Agreement on behalf of the party indicated and that his or her signature will operate to bind the party indicated to the foregoing terms.

26. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereto or otherwise affect their construction or effect.

27. Change of Control. The Sub-Adviser shall notify Adviser and the Trust in writing at least 60 days in advance of any change of control, as defined in Section 2(a)(9) of the 1940 Act, as will enable the Trust to consider whether an assignment, as defined in Section 2(a)(4) of the 1940 Act, would occur.

28. Other Business. Except as set forth above, nothing in this Agreement shall limit or restrict the right of any of the Sub-Adviser's directors, shareholders, officers or employees, including those who may also be a trustee, officer, partner or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Sub-Adviser's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION (THE "COMMISSION") IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN ANY TRADING PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF COMMODITY TRADING ADVISOR DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED ANY TRADING PROGRAM OF THE ADVISER OR SUB-ADVISER OR THIS AGREEMENT

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below.

Catalysts Capital Advisors LLC	Millburn Ridgefield LLC
By: /s/ Jerry Szilagyi	By: /s/ Gregg Buckbinder

Name: Jerry Szilagyi	Name: Gregg Buckbinder

Title: Chief Executive Officer	Title: President and COO

Mutual Fund Series Trust
By: /s/ Jennifer Bailey

Name: Jennifer Bailey

Title: Secretary

Catalyst/Millburn Dynamic Commodity Strategy Fund

Catalyst/Millburn Hedge Strategy Fund

each a series of Mutual Fund Series Trust

4221 North 203rd Street, Suite 100
Elkhorn, Nebraska 68022

866-447-4228

IMPORTANT NOTICE OF INTERNET AVAILABILITY

OF INFORMATION STATEMENT

This communication presents only an overview of the Information Statement that is available to you on the internet relating to the Catalyst/Millburn Dynamic Commodity Strategy Fund and the Catalyst/Millburn Hedge Strategy Fund (each a “Fund” and collectively, the “Funds”), each a series of Mutual Fund Series Trust (the “Trust”). We encourage you to access and review all of the important information contained in the Information Statement.

The Information Statement describes the recent approval of the Sub-Advisory Agreements by and between the Fund’s investment adviser, Catalyst Capital Advisors LLC (“Catalyst”), the Trust on behalf of the Funds, and Millburn Ridgefield LLC (f/k/a Millburn Ridgefield Corporation), the Funds’ sole sub-adviser.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows Catalyst to hire and replace investment sub-advisers and to make changes to existing sub-advisory agreements without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Information Statement, the Funds will make the Information Statement available to you on the Fund's website.

This Notice of Internet Availability of the Information Statement is being mailed on or about May 5, 2025 to shareholders of record of the Funds as of April 11, 2025.1 The Information Statement will be available on the Funds’ website at www.catalystmf.com until August 4, 2025. A paper or e-mail copy of the Information Statement may be obtained, without charge, by calling toll-free 866-447-4228.

If you want to receive a paper or e-mail copy of the Information Statement, you must request one. A copy of the Information Statement may be obtained upon request and without charge.

WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

1 The Catalyst/Millburn Dynamic Commodity Strategy Fund ceased operations on March 24, 2025, and as a result, has no shareholders remaining as of the date of this Information Statement.